EXHIBIT 10.2

                                 SIX FLAGS, INC.
                        2006 EMPLOYEE STOCK PURCHASE PLAN

      I.    Purpose of the Plan

            The purpose of the Six Flags, Inc. 2006 Employee Stock Purchase Plan (the "Plan") is to provide employment incentive through a capital accumulation opportunity, link employee and stockholder interests, and provide an opportunity for employees of Six Flags, Inc. (the "Company") and its Participating Subsidiaries to purchase Common Stock through payroll deductions.

      II.   Definitions

            "Board" means the Company's Board of Directors.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Change-in-Control" means the happening of any of the following:

                  (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary thereof and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities;

                  (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided that a Director who was not a Director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this paragraph
                        (ii); or

                  (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

            Notwithstanding the foregoing, in no event shall a "Change-in-Control" be deemed to have occurred (i) as a result of the formation of a Holding Company (as defined below), or (ii) with respect to any Employee, if such Employee is part of a "group", within the meaning of Section 13(d)(3) of the Exchange Act as in effect on the effective date, which consummates the Change-in-Control transaction. In addition, for purposes of the definition of "Change-in-Control" a person engaged in business as an underwriter of securities shall not be deemed to be the "beneficial owner" of, or to "beneficially own," any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            "Committee" means the Board's Compensation Committee or such other committee of the Board designated by the Board to administer the Plan.

            "Common Stock" means the common shares, $.025 par value, of the Company.

            "Company" means Six Flags, Inc., a Delaware corporation.

            "Compensation" means annual base salary during a Purchase Period and does not include any bonus, severance or overtime payment, disability payment, contributions to an employee benefit plan or other similar payment or contribution.

            "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave, (ii) military leave, (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or (iv) in the case of transfers between locations of the Company or between the Company and its Participating Subsidiaries.

            "Employee" means any person, including an officer, who is an employee of the Company or one of its Participating Subsidiaries for tax purposes and who is employed at least twenty-one (21) days prior to the Grant Date of an Offering (or such shorter period as the Company, in its sole discretion, may determine), excluding those persons who have been employed by the Company for less than two years and/or whose customary employment is 20 hours or less per week and/or is for five months or less in any calendar year.

            "Expiration Date" means the last day of an Offering as designated by the Committee, which, in any event, shall not be more than twenty-seven (27) months after the Grant Date.

            "Fair Market Value" shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on such date, or, if no shares were traded on such Exchange on such date, on the next date on which the Common Stock is traded.

            "Holding Company" means an entity that becomes a holding company for the Company or its business as part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding shares of common stock and the combined voting power of the outstanding voting securities, respectively, of the Company immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding voting stock.

            "Grant Date" means the first business day of each Purchase Period of the Plan.

            "Offering" means the grant of Purchase Rights under the Plan.

            "Participating Subsidiary" means the Subsidiaries that have been designated by the Committee or the Board from time to time in its sole discretion as eligible to participate in one or more Offerings under the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the grant of Purchase Rights to such Subsidiary Employees pursuant to the Plan would not cause the Company to incur material adverse accounting charges.

            "Purchase Period" means the period of an Offering beginning on the Grant Date and ending on the Expiration Date.

            "Purchase Rights" means rights to purchase shares of Common Stock under the Plan on the terms or conditions set forth herein and as determined by the Committee as provided hereunder.

            "Subsidiary" means any company in an unbroken chain of companies beginning with (and including) the Company in which each company other than the last company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

      III.  Administration of the Plan

            The Committee shall administer the Plan. The Committee shall have full power and authority to construe and interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan, as it may deem best. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its stockholders and its employees.

            The Committee may in its sole discretion determine from time to time that the Company shall grant Purchase Rights under an Offering to all of the then eligible Employees, provided, however, that it shall be under no obligation to do so.

      IV.   Participation in the Plan

            The individuals who shall be eligible to receive grants of Purchase Rights under an Offering shall be all Employees of the Company or of any Participating Subsidiary who are so employed by the Company or Participating Subsidiary on the Grant Date of such Offering; provided, however, that no individual shall be eligible to effect a purchase under an Offering if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Company and any Subsidiary then owned by such individual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate 5% of the total value or combined voting power of all classes of stock of the Company or any Subsidiary.

      V.    Stock

            (a) The stock subject to an Offering shall be authorized but unissued shares of Common Stock. Subject to adjustment in accordance with the provisions described under the Section VI(f) below, the total number of shares of Common Stock which may be the subject of Offerings under the Plan shall not exceed in the aggregate 500,000 shares.

            (b) In the event that any shares of Common Stock, which are the subject of an Offering, are not purchased, such unpurchased shares of Common Stock may again be available for subsequent Offerings.

      VI.   Number of Shares That an Employee May Purchase.

            (a) An eligible Employee may elect to purchase through payroll deductions under an Offering a number of whole shares of Common Stock determined by the Committee from time to time.

            (b) The number of whole shares of Common Stock that a participating Employee may purchase on the Expiration Date shall be determined by dividing such Employee's contributions accumulated prior to such Expiration Date and retained in such Employee's account as of the Expiration Date by the applicable purchase price; provided, however, that such purchase shall be subject to the limitations set forth in this Section VI.

            (c) Notwithstanding the foregoing provisions of the Plan, no eligible Employee may elect to purchase under Offerings in any single calendar year a number of whole shares of Common Stock which, together with all other shares in the Company and Subsidiaries which the Employee may be entitled to purchase in such year pursuant to an Offering and under any other employee stock purchase plan, as defined in Section 423 of the Code, has an aggregate fair market value (measured in each case as of the Grant Date) in excess of $25,000.

      VII.  Participation

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement and any other required documents provided by the Company and submitting them in the form and manner designated by the Company.

            (b) Unless otherwise determined by the Company, payroll deductions in respect of an Offering shall commence on the first full payroll period beginning on or after the Grant Date of such Offering and shall end on the last payroll period ending prior to the Expiration Date of such Offering, unless sooner terminated by the participating Employee as provided in Section X.

      VIII. Method of Payment of Contributions

            (a) A participating Employee shall elect to have payroll deductions made on each payday during the Offering in whole percentages from one percent (1%) to, and not exceeding, ten percent (10%) of such participating Employee's Compensation during the Offering. All payroll deductions made by a participating Employee shall be credited to his or her account under the Plan. A participating Employee may not make any additional payments into such account.

            (b) A participating Employee may discontinue his or her participation in the Plan as provided in Section X.

            (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section VI hereof, the Company may cause a participant's payroll deductions to be decreased in respect of an Offering year to zero percent (0%).

      IX.   Exercise of Purchase Rights

            Unless a participating Employee withdraws from the Plan as provided in Section X, his or her right to purchase whole shares in any Offering will be exercised automatically on each Expiration Date of an Offering, and the maximum number of whole shares subject to the Purchase Right will be purchased at the applicable purchase price with the accumulated contributions in his or her account.

      X.    Voluntary Withdrawals; Termination of Employment

            (a) A participating Employee may withdraw all but not less than all the contributions credited to his or her account under the Plan at any time prior to the Expiration Date of an Offering by notifying the Company in the form and manner designated by the Company. All of the participating Employee's contributions credited to his or her account will be paid to him or her not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Offering will be automatically terminated, and no further contributions for the purchase of Common Stock will be permitted or made during the Offering.

            (b) Upon termination of the participating Employee's Continuous Status as an Employee prior to the Expiration Date of an Offering for any reason, whether voluntary or involuntary, including retirement or death, the contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the Employee's estate, and his or her Purchase Right will be automatically terminated.

            (c) A participating Employee's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

      XI.   Terms and Conditions of Offerings

            (a)   General

            The Offerings shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the Plan.

            (b)   Purchase Price

            The purchase price per share will be established by the Committee for each offering but in no event will the purchase price per share be less than 95% of the Fair Market Value of a share of Common Stock on the Expiration Date.

            (c)   Term of Offerings

            Each Offering shall commence on the Grant Date and terminate, subject to earlier termination by the Committee, on the Expiration Date.

            (d)   Employee's Purchase Directions

            Each Offering shall provide that the participating Employee at the conclusion of the Purchase Period may purchase all of the whole shares purchasable in such Offering with the contributions credited to such Employee's account unless such Employee shall, in the manner provided for in the Offering, notify the Company as set forth in Section X that the Employee does not desire to purchase any of such shares.

            (e)   Change-in-Control

            Upon a Change-in-Control, the Expiration Date shall be deemed to have occurred immediately prior to such Change-in-Control and, unless an Employee shall have withdrawn from the Plan as provided in Section X, all then outstanding Purchase Rights shall be deemed to have been exercised on such Expiration Date as provided in Section IX.

            (f)   Adjustments

            In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affects the Common Stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be made the subject of Offerings under the Plan, (2) the number and kind of shares subject to outstanding Offerings and (3) the purchase price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has outstanding Purchase Rights provided, however, that the number of shares subject to any such Purchase Rights shall always be a whole number.

            (g)   Assignability

            No rights hereunder shall be assignable or transferable.

            (h)   Employee's Agreement

            If, at the time of the purchase of shares which are covered by Purchase Rights under an Offering, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Employee purchasing such shares shall agree that such Employee will purchase such shares for investment and not with any present intention to resell the same, the Employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan.

            (i)   Rights as a Stockholder

            An Employee who has been granted Purchase Rights hereunder shall have no rights as a stockholder with respect to shares covered by such Purchase Rights until the date of the issuance of the shares to the Employee. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance. For purposes of the Plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of shares of Common Stock, subject to the rules generally applicable to such system.

            (j)   Interest

            No interest shall accrue on payroll deductions made under or pursuant to the Plan or any Offering hereunder.

      XII.  Term of Plan

            No new Offering will commence after May 25, 2016.

      XIII. Amendments

            The Plan is wholly discretionary in nature. As such, the Board may, in its sole discretion, from time to time alter, amend, suspend, or discontinue the Plan or alter or amend any and all Purchase Rights or terminate any Offering; provided, however, that no such action of the Board may, without the approval of the stockholders, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement with which the Committee has determined it is necessary or advisable to have the Company comply. Subject to the limitations in this Section XIII relating to stockholder approval, the Committee may, in its sole discretion, make such amendment or modification to the Plan or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the Plan under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the Plan or its participants hereunder.

      XIV.  Application of Funds

            The proceeds received by the Company from the sale of the Common Stock pursuant to an Offering will be used for general corporate purposes.

      XV.   Governing Law

            The Plan and all Offerings shall be construed in accordance with and governed by the laws of Delaware without regard to the choice of law rules thereunder.

      XVI.  Additional Restrictions of Rule 16b-3

            The terms and conditions of Purchase Rights granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 thereunder. The Plan shall be deemed to contain, and such Purchase Rights shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by such Rule 16b-3 to qualify for the maximum exemption from such Section 16 with respect to Plan transactions.